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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 28, 2004
                                                           -------------

                    STRUCTURED ASSET SECURITIES CORPORATION
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                (Exact name of registrant specified in Charter)


   Delaware              333-106925                     74-2440850
----------------- ------------------------     ------------------------------
(State or other         (Commission                   (IRS Employer
jurisdiction of         File Number)               Identification No.)
incorporation)


      745 Seventh Avenue, 7th Floor                            10019
           New York, New York
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(Address of principal executive offices)                      Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                   No Change
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         Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,599,578,100.00 in aggregate principal amount Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 6-A, Class B1, Class B1-X, Class B2, Class B2-X, Class B3 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-6 on May 28, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 25, 2004, as supplemented by the Prospectus Supplement, dated May 27, 2004 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 4-A1, Class 4-A2, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A5, Class 5-A6, Class 6-A, Class B1, Class B1-X, Class B2, Class B2-X, Class B3, Class B4, Class B5, Class B6, Class P, Class CX and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of six pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,615,745,973.89 as of May 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.




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ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          1.1 Terms Agreement, dated May 26, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

          4.1 Trust Agreement, dated as of May 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and JPMorgan Chase Bank, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

          99.2 Servicing Agreement, dated as of May 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

          99.3 Transfer Notice, dated as of May 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

          99.4 Reconstituted Servicing Agreement, dated as of May 1, 2004, between IndyMac Bank F.S.B. and Lehman Brothers Holdings Inc.

          99.5 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A. (Previously Filed By Form 8-K)

          99.6 Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B. (Previously Filed By Form 8-K)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:      /s/ Michael C. Hitzmann
                                       Name:    Michael C. Hitzmann
                                       Title:   Vice President

Date:  June 10, 2004




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                                  EXHIBIT INDEX

Exhibit
  No.          Description                                          Page No.
--------       -----------                                          --------

1.1      Terms Agreement, dated May 26, 2004, between
         Structured Asset Securities Corporation, as
         Depositor, and Lehman Brothers Holdings Inc., as the Underwriter.

4.1      Trust Agreement, dated as of May 1, 2004, among
         Structured Asset Securities Corporation, as
         Depositor, Aurora Loan Services Inc., as Master
         Servicer, and JPMorgan Chase Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2004, between Lehman Brothers Holdings
         Inc., as Seller, and Structured Asset Securities
         Corporation, as Purchaser.


99.2 Servicing Agreement, dated as of May 1, 2004, between Lehman Brothers Holdings Inc. and Aurora
         Loan Services Inc.


99.3     Transfer Notice, dated as of May 1, 2004, between
         Colonial Savings, F.A. and Lehman Brothers Holdings
         Inc.


99.4     Reconstituted Servicing Agreement, dated as of May
         1, 2004, between IndyMac Bank F.S.B. and Lehman
         Brothers Holdings Inc.


99.5     Correspondent Servicing Agreement, dated as of June
         26, 2002, by and among Lehman Brothers Bank, FSB,
         Aurora Loan Services Inc. and Colonial Savings,
         F.A. (Previously Filed By Form 8-K)


99.6 Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between Lehman Brothers
         Bank, FSB and IndyMac Bank, F.S.B. (Previously
         Filed By Form 8-K)